SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2022
Segment Reporting [Abstract]
SEGMENT INFORMATION

15. SEGMENT INFORMATION

The Group’s chief operating decision maker is our Chief Executive Officer who reviews the consolidated results of operations when making decisions about allocating resources and assessing performance of the Group. For the fiscal year ended December 31, 2022, we identified three operating segments, including technology empowerment services, e-commerce business, wealth management. The Group operates and manages its business centralized in the Beijing office.

The majority of the Group’s revenues for the years ended December 31, 2021 and 2022 were generated from the PRC. As of December 31, 2021, and December 31, 2022, the majority of long-lived assets of the Group were located in the PRC and Hong Kong.